410 N. Michigan Ave. Chicago, Illinois 60611, U.S.A

News Announcement
For Immediate Release

Exhibit 99.2

Oil-Dri Doubles its Historical Dividend Increase and
Marks 21st Consecutive Year of Dividend Increases

CHICAGO—(June 5, 2024)— The Board of Directors of Oil-Dri Corporation of America (NYSE: ODC) today declared quarterly cash dividends of $0.31 per share of the Company’s Common Stock and $0.233 per share of the Company’s Class B Stock, an approximate 7% increase for both classes of stock.

This declaration marks the 21st consecutive year the Company has increased dividends. Oil-Dri has paid cash dividends continuously since 1974, and historically has increased quarterly cash dividends by $0.01 per share of Common Stock on an annual basis. However, as a result of the Company’s strong financial performance and confidence in its future growth, today the Board of Directors approved a $0.02 per share increase in the quarterly cash dividend.

The dividends declared will be payable on August 23, 2024 to stockholders of record at the close of business on August 9, 2024.

The Company’s press release outlining its performance for the third quarter of fiscal year 2024 will be issued after the close of the U.S. stock market on Thursday, June 6, 2024. Oil-Dri will host an earnings discussion via a live webcast on Friday, June 7, 2024 at 10:00 a.m. Central Time. Participation details are available on the Company’s website’s Events page.

About Oil-Dri Corporation of America
Oil-Dri Corporation of America (“Oil-Dri”) is a leading manufacturer and supplier of specialty sorbent products for the pet care, animal health and nutrition, fluids purification, agricultural ingredients, sports field, industrial and automotive markets. Oil-Dri is vertically integrated which enables the Company to efficiently oversee every step of the process from research and development to supply chain to marketing and sales. With over 80 years of experience, the Company continues to fulfill its mission to Create Value from Sorbent Minerals. To learn more about the Company, visit oildri.com.

Forward-Looking Statements
Certain statements in this press release may contain forward-looking statements, within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, that are based on our current expectations, estimates, forecasts and projections about our future performance, our business, our beliefs and our management’s assumptions. In addition, we, or others on our behalf, may make forward-looking statements in other press releases or written statements, or in our communications and discussions with investors and analysts in the normal course of business through meetings, webcasts, phone calls and conference calls. Forward-looking statements can be identified by words such as “expect,” “outlook,” “forecast,” “would,” “could,” “should,” “project,” “intend,” “plan,” “continue,” “believe,” “seek,” “estimate,” “anticipate,” “may,” “assume,” “potential,” “strive,” and similar references to future periods.

Such statements are subject to certain risks, uncertainties and assumptions that could cause actual results to differ materially, including, but not limited to, those described in our most recent Annual Report on Form 10-K and from time to time in our other filings with the Securities and Exchange Commission. Should one or more of these or other risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, intended, expected, believed, estimated, projected, planned or otherwise expressed in any forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Except to the extent required by law, we do not have any intention or obligation to update publicly any forward-looking statements after the distribution of this press release, whether as a result of new information, future events, changes in assumptions, or otherwise.

Contact:
Leslie A. Garber
Director of Investor Relations
Oil-Dri Corporation of America
InvestorRelations@oildri.com
(312) 321-1515
2